Exhibit 99.3

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                      Firestone
                     Environmental
                     Services, Inc.
                       dba Prime
                     Environmental
                     Services, Inc.
                     and Firestone                                                                                      Pro Forma
                    Associates, Inc.                                                                                     Combined
                     dba Firestone                           General                              Pro Forma             Statement
                       Energy Co,           PCI of        Environmental       Ultronics          Eliminations              Of
                       Combined        California, LLC   Management, Inc.    Corporation      Debit       Credit       Operations
                    ----------------   ---------------   ----------------   -------------   ----------  ----------   --------------
SALES               $      4,504,945   $     2,886,615   $      4,075,312   $           -   $        -  $        -   $   11,466,872
COST OF
  GOODS SOLD               2,067,400         2,339,835          3,235,680               -            -           -        7,642,915
                    ----------------   ---------------   ----------------   -------------   ----------  ----------   --------------
GROSS PROFIT              2,437,545           546,780             839,632               -            -           -        3,823,957

OPERATING EXPENSE         2,812,643           626,276           2,243,104           3,800            -           -        5,685,823
                    ----------------   ---------------   ----------------   -------------   ----------  ----------   --------------
OPERATING LOSS             (375,098)          (79,496)         (1,403,472)         (3,800)           -           -       (1,861,866)

OTHER INCOME
  (EXPENSE):
Interest and
  financing costs            (86,009)         (118,599)          (243,983)              -   a) 227,901  b) 204,608         (471,884)
Other income                 296,528              (136)                 -               -   c) 296,528           -             (136)
Impaired
  acquisition
  costs                            -                 -            (91,843)              -            -           -          (91,843)
Forgiveness
  of debt                          -                 -             21,698               -            -           -           21,698
                    ----------------   ---------------   ----------------   -------------   ----------  ----------   --------------

LOSS BEFORE
  EXTRAORDINARY
  GAIN                      (164,579)         (198,231)        (1,717,600)         (3,800)           -           -       (2,404,031)

Extraordinary Gain                 -                 -            198,248               -            -           -          198,248
                    ----------------   ---------------   ----------------   -------------   ----------  ----------   --------------

Income (loss)
  before income
  taxes                     (164,579)         (198,231)        (1,519,352)         (3,800)           -           -       (2,205,783)
Taxes on Income                    -           (67,398)                 -               -            -           -          (67,398)
                    ----------------   ---------------   ----------------   -------------   ----------  ----------   --------------

NET LOSS            $       (164,579)  $      (130,833)  $     (1,516,352)  $      (3,800)  $  524,429  $  204,608   $   (2,138,385)
                    ================   ===============   ================   =============   ==========  ==========   ==============

Descriptions of pro forma eliminations:
a) Proforma interest expense for debt incurred for acquisitions if the debt had been outstanding from the beginning of 2003.
b) Elimination of interest expense on the books of Firestone Associates, Inc., Firestone Environmental Services, Inc. and PCI of California, LLC.
c) Elimination of non-operating income not related to the assets purchased from Firestone Environmental Services, Inc.